BRIDGE BUILDER TRUST

Bridge Builder Core Bond Fund
Bridge Builder Large Cap Growth Fund

Supplement dated July 9, 2018
 to the Statement of Additional Information (the “SAI”)
dated October 28, 2017,
as supplemented November 29, 2017, January 18, 2018, and May 15, 2018

This supplement provides new and additional information beyond that contained in the
SAI and should be read in conjunction with the SAI.

Richard Figuly of J.P. Morgan Investment Management, Inc., who has served as a portfolio manager with JPMIM or predecessor firms since 1998, is added as a portfolio manager of the Bridge Builder Core Bond Fund effective July 2018.  Additionally, Sustainable Growth Advisers, LP, a sub-adviser to the Bridge Builder Large Cap Growth Fund, was acquired by Virtus Investment Partners, Inc. (“Virtus”).  Accordingly, effective July 9, 2018, the SAI is supplemented as follows.

1.	The table under the sub-section entitled “The Funds’ Investment Teams – The Sub-advisers – Core Bond Fund – J.P. Morgan Investment Management, Inc. (“JPMIM”)” is hereby replaced with the following.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Barbara E. Miller	9	$36.94 billion	2	$9.85 billion	11	$697 million
Peter Simons	13	$36.48 billion	5	$10.85 billion	41	$9.24 billion
Richard Figuly*	17	$29.36 billion	14	$5.25 billion	16	$4.44 billion
Accounts Subject to Performance Fees
Barbara E. Miller	0	$0	0	$0	0	$0
Peter Simons	0	$0	0	$0	1	$54 million
Richard Figuly*	0	$0	0	$0	1	$1.1 billion
* as of May 31, 2018

2.	The first paragraph under the sub-section entitled “The Funds’ Investment Teams – The Sub-advisers – Large Cap Growth Fund – Sustainable Growth Advisers, LP” is hereby replaced with the following:

Sustainable Growth Advisers, LP (“SGA”), 301 Tresser Blvd., Suite 1310, Stamford, Connecticut 06901, is the Sub-adviser for an allocated portion of the Large Cap Growth Fund pursuant to a Sub-advisory Agreement with the Adviser.  SGA is registered as an investment adviser with the SEC and was founded in July 2003.  As of March 31, 2018, SGA had total assets under management of approximately $11.6 billion, of which approximately $9.8 billion represents regulatory assets under management and $1.8 billion represents non-regulatory model emulation assets under contract.  Approximately $4.4 billion represented assets of mutual funds.  Effective July 2, 2018 SGA is an independent affiliate of Virtus, a publicly traded asset manager utilizing a multi-boutique structure.  Virtus owns a 70% majority equity interest in SGA, with the remaining 30% equity interest held by SGA’s 18 employee equity owners.  For its services as a Sub-adviser, SGA is entitled to receive a fee from the Large Cap Growth Fund.